UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2026
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AbCellera Biologics Inc.
(Exact name of registrant as specified in its charter)
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British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 W 4th Avenue Vancouver, BC	V5Y 1G6
(Address of registrant’s principal executive office)	(Zip code)
(604) 559-9005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director
On June 30, 2026, the Board of Directors (the "Board") of AbCellera Biologics Inc. (the "Company") appointed Lynn Seely, M.D as a new Class III director. Dr. Seely will serve until the Company’s 2029 annual meeting of shareholders and until her successor is duly elected and qualified, or until her earlier resignation or removal..

The Board has affirmatively determined that Dr. Seely is independent under the rules of The NASDAQ Stock Market LLC and the Company’s Corporate Governance Guidelines. Dr. Seely has not been appointed to serve on committees of the Board.

In connection with Dr. Seely’s service as a director, she will participate in the Company's Non-Employee Director Compensation Policy on the same terms as the Company’s other non-employee directors, as previously disclosed in the Company's Definitive Proxy on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2026.

Dr. Seely has no direct or indirect material interest in any transaction pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Dr. Seely and any other person pursuant to which Dr. Seely was appointed as a member of the Board.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release issued by AbCellera Biologics Inc. on July 6, 2026.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)